    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1999.
                                                               FILE NO. 33-78648
                                                               FILE NO. 811-8500
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933              /  /
                         POST-EFFECTIVE AMENDMENT NO. 8                    /X/
                                       and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    / /
                                AMENDMENT NO. 10                           /X/

                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (410) 727-1700

                               Edward J. Veilleux
                                One South Street
                            Baltimore, Maryland 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                        Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------


It is proposed that this filing will become effective (check appropriate box)

     ___  immediately upon filing pursuant to paragraph (b)

     ___  on May 1, 1999 pursuant to paragraph (b)

     ___  60 days after filing pursuant to paragraph (a)(1)

     ___  75 days after filing pursuant to paragraph (a)(2)

     _X_  on May 1, 1999 pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                                 FLAG INVESTORS
                        REAL ESTATE SECURITIES FUND INC.
                          (Class A and Class B Shares)

                     Prospectus & Application -- May 1, 1999

--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. These separate classes give you a choice as to sales charges and fund expenses. (Refer to the section on sales charges and the attached Application.)


                                TABLE OF CONTENTS

Investment Summary................................................................................................2
Fees and Expenses of the Fund.....................................................................................4
Investment Program................................................................................................5
The Fund's Net Asset Value........................................................................................7
How to Buy Shares.................................................................................................7
How to Redeem Shares..............................................................................................9
Telephone Transactions...........................................................................................10
Sales Charges....................................................................................................10
How to Choose the Class That Is Right for You....................................................................14
Dividends and Taxes..............................................................................................15
Investment Advisor and Sub-Advisor...............................................................................16
Financial Highlights.............................................................................................18
Application.....................................................................................................A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

         The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs"). In selecting investments for the Fund, the investment advisor and sub-advisor (collectively, the "Advisors") use a combination of industry and company analysis. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the advisors believe have strong managements, successful track records, good prospects for future growth, and financial flexibility. Then, the Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified by sector and region.

Risk Summary

         The Fund is suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.

         The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type.

         An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*

                          For years ended December 31,

                              1996           32.70%
                              1997           22.01%
                              1998          -21.15%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1998 through March 31, 1999, the year-to-date return for Class A Shares was ------%.

    During the 3-year period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 12/31/96) and the lowest return for a quarter was -16.25% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1998)

---------------------------------------------------------------------------------------------
                                                                                Wilshire
                                                                               Real Estate
                            Class A Shares(1)       Class B Shares(1)      Securities Index(2)
---------------------------------------------------------------------------------------------
Past One Year..........          -24.70%                 -25.69%                 -17.43%
---------------------------------------------------------------------------------------------
Since Inception........      9.59% (1/3/95)          9.49% (1/3/95)              11.78%(3)
---------------------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as: Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. The Index is a passive measure of real estate stock performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3)      For the period from 12/31/94 through 12/31/98.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                        Class A Shares    Class B Shares
                                                                         Initial Sales    Deferred Sales
Shareholder Transaction Expenses:                                           Charge            Charge
    (fees paid directly from your investment)                             Alternative       Alternative
                                                                          -----------       -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
    of offering price).................................................     4.50%*             None
Maximum Deferred Sales Charge (Load) (as a percentage of original
   purchase price or redemption proceeds, whichever is lower)..........     1.00%*            4.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............      None              None
Redemption Fee.........................................................      None              None
Exchange Fee...........................................................      None              None

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)
Management Fees........................................................      0.65%             0.65%
Distribution and/or Service (12b-1) Fees...............................      0.25%             0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class
   B Shares) ..........................................................      0.65%             0.90%
                                                                            ------             -----
Total Annual Fund Operating Expenses...................................      1.55%             2.30%
Less Fee Waivers and Expense Reimbursement.............................    (0.30)%***        (0.30)%***
                                                                           -------           -------
Net Expenses...........................................................      1.25%             2.00%
                                                                            ======             =====

--------------
  * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
 ** Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class that is Right for You.")
*** The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

Example:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 Year          3 Years          5 Years          10 Years
                                                          ------          -------          -------          --------
   Class A Shares...................................       $572*            $890*          $1,234*          $2,211*
   Class B Shares...................................       $603*          $1,178*          $1,794*          $3,605*
You would pay the following expenses if you did not redeem your shares:
   Class A Shares...................................       $572*            $890*          $1,234*          $2,211*
   Class B Shares...................................       $203*            $878*          $1,594*          $3,605*

---------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

         Federal Regulations require that table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs").

         The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting the Fund's investments, the Advisors use a selection process that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the advisors believe have strong managements, successful track records, good prospects for future growth, and financial flexibility. Then, using their proprietary valuation model, they measure a variety of factors including a company's expected return, intrinsic value, and measures of growth versus value in an attempt to find those companies that are attractively priced. The resulting portfolio is diversified by sector and region.

         The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

         The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investment may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

         An investment in the Fund involves risks. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs. The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of the credit extended by the REIT. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions to qualify in order to pass through income without paying taxes. When the Fund invests in REITs, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund. There can be no guarantee that the Fund will achieve its goals.

         To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary, defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk for loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem shares.


HOW TO BUY SHARES

         You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

         o If you are investing in an IRA account, your initial investment may be as low as $1,000.

         o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

         o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

         You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                           Class A Sales
                                                          Charge as a % of
                                              ----------------------------------------
                                                  Offering            Net Amount               Class B
             Amount of Purchase                     Price              Invested             Sales Charge
----------------------------------------------------------------------------------------------------------
Less than  $ 50,000.........................        4.50%                4.71%                  None
$ 50,000 - $ 99,999.........................        3.50%                3.63%                  None
$100,000 - $249,999.........................        2.50%                2.56%                  None
$250,000 - $499,999.........................        2.00%                2.04%                  None
$500,000 - $999,999.........................        1.50%                1.52%                  None
$1,000,000 and over ........................        None                 None                   None
----------------------------------------------------------------------------------------------------------

         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

         The sales charges you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Class A Shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4)       If you are buying shares in any of the following types of accounts:

         (i)      A qualified retirement plan;

         (ii)     A Flag Investors fund payroll savings plan program;

         (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

         You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A or Class B Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                                   Sales Charge as a Percentage of the Dollar Amount Subject to Charge
----------------------------------------------------------------------------------------------------------------------
                                          Class A Sales Charge (as % of            Class B Sales Charge (as % of
        Years Since Purchase                     Cost or Value)                           Cost or Value)
----------------------------------------------------------------------------------------------------------------------
First ...............................                1.00%*                                    4.00%
Second ..............................                0.50%*                                    4.00%
Third ...............................                 None                                     3.00%
Fourth ..............................                 None                                     3.00%
Fifth ...............................                 None                                     2.00%
Sixth ...............................                 None                                     1.00%
Thereafter ..........................                 None                                     None
----------------------------------------------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to the shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

         Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

                  (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minor Acts.

                  (ii) Either or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

         In general, if you intend to invest more than $100,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares.

         Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee for as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans

         The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder services. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.75% of the Class B Shares' average daily net assets and an annual shareholder servicing fee equal to 0.25% of the Class B Shares' average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information on taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of March 31, 1999. ABKB/LaSalle is a registered investment advisor with approximately $____ billion under management as of March 31, 1999.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABKB/LaSalle. ABKB/LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for the negotiation of commission rates.

         As compensation for its services for the fiscal year ended December 31, 1998, ICC received from the Fund a fee equal to 0.35% (net of fee waivers) of the Fund's average daily net assets. ICC compensates ABKB/LaSalle out of its advisory fee. ICC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

         The Advisor is a wholly owned subsidiary of Bankers Trust Corporation ("Bankers Trust"). Bankers Trust has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Directors and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Managers

         William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer, III, has shared primary responsibility for managing the Fund's assets since September, 1998.

         Mr. Morrill, who is Managing Director of ABKB/LaSalle, has 19 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

         Mr. Pauley, Senior Vice President of ABKB/LaSalle, has over 13 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

         Mr. Ulmer, a Principal of ABKB/LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining ABKB/LaSalle in April of 1997, Mr. Ulmer was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, Mr. Ulmer was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)
---------------------------------------------------------------------------------------------------------------------------------

                                                    Class A Shares                                  Class B Shares
                                     --------------------------------------------   ---------------------------------------------
                                                                       For the                                         For the
                                                                       Period                                           Period
                                                                     January 3,                                       January 3,
                                                                       1995(1)                                          1995(1)
                                                For the               through                  For the                 through
                                        Year Ended December 31,      December 31,       Year Ended December 31,      December 31,
                                     ----------------------------   -------------   ------------------------------   ------------
                                       1998       1997       1996       1995          1998        1997        1996       1995
                                       ----       ----       ----       ----          ----        ----        ----       ----
Per Share Operating Performance
  Net asset value at beginning of
     period .......................  $ 15.78    $ 13.89    $ 11.20     $10.00       $ 15.71     $ 13.84      $11.18     $10.00
                                     -------    -------    -------     ------       -------     -------      ------     ------
Income from Investment
Operations:
  Net investment income ...........     0.58       0.52       0.61       0.56          0.47        0.42        0.52       0.50
  Net realized and unrealized
     gain/loss on investments .....    (3.79)      2.44       2.90       1.21         (3.77)       2.42        2.89       1.20
                                     -------    -------    -------     ------       -------     -------      ------     ------
  Total from Investment Operations     (3.21)      2.96       3.51       1.77         (3.30)       2.84        3.41       1.70
                                     -------    -------    -------     ------       -------     -------      ------     ------
Less Distributions:
  Distributions from net investment
     income .......................    (0.46)     (0.60)     (0.58)     (0.49)(2)     (0.34)      (0.50)      (0.51)     (0.42)(2)
  Distributions from net realized
     capital gains ................    (0.43)     (0.47)     (0.22)     (0.05)        (0.43)      (0.47)      (0.22)     (0.05)
  Return of capital ...............    (0.04)        --      (0.02)     (0.03)(2)     (0.04)         --       (0.02)     (0.05)(2)
                                     -------    -------    -------     ------       -------     -------      ------     ------
  Total distributions .............    (0.93)     (1.07)     (0.82)     (0.57)        (0.81)      (0.97)      (0.75)     (0.52)
                                     -------    -------    -------     ------       -------     -------      ------     ------
  Net asset value at end of period   $ 11.64    $ 15.78    $ 13.89     $11.20       $ 11.60     $ 15.71      $13.84     $11.18
                                     =======    =======    =======     ======       =======     =======      ======     ======

Total Return(3) ...................   (20.82)%    22.01%     32.70%     18.19%       (21.39)%     21.11%      31.67%     17.40%

Ratios to Average Daily Net Assets:
  Expenses(4) .....................     1.25%      1.25%      1.25%      1.25%(6,7)    2.00%       2.00%       2.00%      2.00%(6,7)
  Net investment income(5) ........     4.28%      3.87%      5.29%      6.09%(6,7)    3.48%       3.12%       4.46%      5.39%(6,7)

Supplemental Data:
  Net assets at end of period (000)  $33,239    $41,773    $19,816     $7,171       $ 7,641     $ 9,799      $5,295     $3,106
  Portfolio turnover rate .........       24%        35%        23%        28%           24%         35%         23%        28%

----------
(1)   Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3)   Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees and the reimbursement of expenses, the ratio of expenses to average daily net assets would have been 1.55%, 1.58%, 2.28% and 3.25% (annualized) for Class A Shares and 2.30%, 2.33%, 3.03% and 4.05% (annualized) for Class B Shares for the years ended December 31, 1998, 1997, 1996 and the period ended December 31, 1995, respectively.

(5) Without the waiver of advisory fees and the reimbursement of expenses, the ratio of net investment income to average daily net assets would have been 3.98%, 3.54%, 4.26% and 3.89% (annualized) for Class A Shares and 3.18%, 2.79%, 3.43% and 3.09% (annualized) for Class B Shares for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.

(6) Annualized.

(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% for the Class A Shares and 1.90% for the Class B Shares and the ratio of net investment income to average net assets was 5.95% for the Class A Shares and 5.25% for the Class B Shares.

                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
                            NEW ACCOUNT APPLICATION

-----------------------------------------------------------------------------------------------------------------------------------

Make check payable to "Flag Investors Real Estate   For assistance in completing this Application please call:  1-800-553-8080,
Securities Fund, Inc." and mail with this           Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
Application to:

  Flag Investors Funds                              To open an IRA account, please call 1-800-767-3524 for an IRA information kit.
  P.O.  Box 419663
  Kansas City, MO  64141-6663
  Attn:  Flag Investors Communications Fund, Inc.

I wish to purchase the following class of shares of the Fund, in the amount indicated below.
(Please check the applicable box and indicate the amount of purchase.)

  |_|  Class A Shares (4.5% maximum initial sales charge) in the amount of $
                                                                            ----------------------------------
  |_|  Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $
                                                                                        -----------------------------------------

                                              [YOUR ACCOUNT REGISTRATION (PLEASE PRINT)]

Existing Account No., if any: ______________________


Individual or Joint Tenant                                                      Gifts to Minors


-------------------------------------------------------------          ------------------------------------------------------------
First Name                 Initial          Last Name                  Custodian's Name (only one allowed by law)


-------------------------------------------------------------          ------------------------------------------------------------
Social Security Number                                                 Minor's Name (only one)


-------------------------------------------------------------          ------------------------------------------------------------
Joint Tenant               Initial          Last Name                  Social Security Number of Minor       Minor's Date of Birth
                                                                                                             (Mo./Day/Yr.)

                                                                       under the ____________________  Uniform Gifts to Minors Act
                                                                                  (State of Residence)

Corporations, Trusts, Partnerships, etc.                               Mailing Address

-------------------------------------------------------------          ------------------------------------------------------------
Name of Corporation, Trust or Partnership                              Street


-------------------------------------------------------------          ------------------------------------------------------------
Tax ID Number                     Date of Trust                        City                      State                 Zip


-------------------------------------------------------------          ------------------------------------------------------------
Name of Trustees (if to be included in the Registration)               Daytime Phone


-------------------------------------------------------------
For the Benefit of



                                                     [LETTER OF INTENT (OPTIONAL)]

|_| I intend to invest at least the amount indicated below in Class A Shares of Flag Investors Communications Fund, Inc. I
understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

                           |_|$50,000       |_|$100,000       |_|$250,000       |_|$500,000      |_|$1,000,000

                                                  [RIGHT OF ACCUMULATION (OPTIONAL)]

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

    Fund Name                      Account No.                           Owner's Name                            Relationship
    ---------                      -----------                           ------------                            ------------
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________


                                                            [DISTRIBUTION OPTIONS]


Please check appropriate boxes.  If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.
        Income Dividends                                               Capital Gains

        |_|  Reinvested in additional shares                           |_|  Reinvested in additional shares
        |_|  Paid in cash                                              |_|  Paid in cash
Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                                        [AUTOMATIC INVESTING PLAN (OPTIONAL)]

/ / I authorize you as Agent for the Automatic Investing Plan to automatically invest $ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment:  $250 per class
                                                                                                    [PLEASE ATTACH A VOIDED CHECK]
Subsequent Investments (check one):  / / Monthly ($100 minimum)    / /  Quarterly ($250 minimum)

_____________________________________________________         ______________________________________________________________________
Bank Name                                                     Depositor's Signature                                    Date

_____________________________________________________         ______________________________________________________________________
Existing Flag Investors Fund Account No., if any              Depositor's Signature (if joint acct., both must sign)    Date

                                         [SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)]


/ / Beginning the month of _____________________________, 19__ please send me checks on a monthly or quarterly basis, as indicated
below, in the amount of (complete as applicable) $______________________________________, from Class A Shares and/or $ ______ from
Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

   Frequency (check one):  / / Monthly      / / Quarterly (January, April, July and October)

                                                 [TELEPHONE TRANSACTIONS]
I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:
      No, I/We do not want:                  / /  Telephone redemption privileges       / /  Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

  Bank:_____________________________________________      Bank Account No.:________________________________________
  Address:__________________________________________      Bank Account Name:_______________________________________
          __________________________________________

                                         [SIGNATURE AND TAXPAYER CERTIFICATION]

------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

/ / U.S. Citizen/Taxpayer:
    / / I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    / / If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W- 9. You may request such form by calling the Transfer
        Agent at 800-553-8080.)
    / / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:_________________________________________________
        Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

_____________________________________________________            ___________________________________________________________
Signature                              Date                      Signature (if joint acct., both must sign)     Date
------------------------------------------------------------------------------------------------------------------------------------
       For Dealer Use Only

Dealer's Name:   _______________________________                 Dealer Code:_______________________________
Dealer's Address:_______________________________                             _______________________________
                 _______________________________                 Branch Code:_______________________________
Representative:  _______________________________                 Rep. No.:   _______________________________


                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



            Sub-Advisor                                  Distributor
      ABKB/LASALLE SECURITIES                       ICC DISTRIBUTORS, INC.
        LIMITED PARTNERSHIP                          Two Portland Square
       100 East Pratt Street                        Portland, Maine 04101
     Baltimore, Maryland 21202



           Transfer Agent                          Independent Accountants
  INVESTMENT COMPANY CAPITAL CORP.                PRICEWATERHOUSECOOPERS LLP
          One South Street                          250 West Pratt Street
     Baltimore, Maryland 21202                    Baltimore, Maryland 21201
           1-800-553-8080



             Custodian                                   Fund Counsel
       BANKERS TRUST COMPANY                     MORGAN, LEWIS & BOCKIUS LLP
         130 Liberty Street                           1701 Market Street
      New York, New York 10006                 Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

     o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG, or your securities dealer or servicing agent.




                                       Investment Company Act File No. 811-8500
--------------------------------------------------------------------------------

                                                                          REPRS

                                 FLAG INVESTORS
                        REAL ESTATE SECURITIES FUND INC.
                             (Institutional Shares)

                     Prospectus & Application -- May 1, 1999

--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy Institutional Shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of BT Alex. Brown Incorporated on behalf of their clients.

                                TABLE OF CONTENTS

Investment Summary................................................................................................2
Fees and Expenses of the Institutional Shares.....................................................................4
Investment Program................................................................................................5
The Fund's Net Asset Value........................................................................................6
How to Buy Institutional Shares...................................................................................7
How to Redeem Institutional Shares................................................................................8
Telephone Transactions............................................................................................9
Dividends and Taxes...............................................................................................9
Investment Advisor and Sub-Advisor...............................................................................10
Financial Highlights.............................................................................................12
Application.....................................................................................................A-1


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

         The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs"). In selecting investments for the Fund, the investment advisor and sub-advisor (collectively, the "Advisors") use a combination of industry and company analysis. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the advisors believe have strong managements, successful track records, good prospects for future growth, and financial flexibility. Then, the Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified by sector and region.

Risk Summary

         The Fund is suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.

         The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type.

         An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                              Institutional Shares

                        For year ended December 31, 1998

                                    -20.64%





* For the period from December 31, 1998 through March 31, 1999, the year-to-date total return for Institutional Shares was ___%.

         During the 1-year period shown in the bar chart, the highest return for a quarter was 13.98% (quarter ended 9/30/97) and the lowest return for a quarter was -16.13% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1998)

                                         Institutional Shares(1)        Wilshire Real Estate Securities Index(2)
                                         ----------------------         ---------------------------------------
Past One Year .......................            -20.64%                                  -17.43%
Since Inception .....................        -3.52% (3/31/97)                             -1.57%(3)

------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as: Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. The Index is a passive measure of real estate stock performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period 3/31/97 through 12/31/98.

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES

         This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases...............................................................None
Maximum Deferred Sales Charge (Load)...........................................................................None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends....................................................None
Redemption Fee.................................................................................................None
Exchange Fee...................................................................................................None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees................................................................................................0.65%
Distribution and/or Service (12b-1) Fees.......................................................................None
Other Expenses.................................................................................................0.65%
Total Annual Fund Operating Expenses...........................................................................1.30%
Less Fee Waivers and Expense Reimbursement....................................................................(0.30)%*
                                                                                                               ----
Net Expenses...................................................................................................1.00%
                                                                                                               ====

--------------
* The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.00% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

Example:

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          The Example assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 Year          3 Years          5 Years          10 Years
                                                          ------          -------          -------          --------
Institutional Shares................................       $102*           $373*            $661*           $1,461*

----------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

          The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs").

          The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting the Fund's investments, the Advisors use a selection process that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the advisors believe have strong managements, successful track records, good prospects for future growth, and financial flexibility. Then, using their proprietary valuation model, they measure a variety of factors including a company's expected return, intrinsic value, and measures of growth versus value in an attempt to find those companies that are attractively priced. The resulting portfolio is diversified by sector and region.

          The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

          The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

          An investment in the Fund involves risks. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs. The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of the credit extended by the REIT. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions to qualify in order to pass through income without paying taxes. When the Fund invests in REITs, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund. There can be no guarantee that the Fund will achieve its goals.

          To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary, defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk for loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Institutional Shares.


HOW TO BUY INSTITUTIONAL SHARES

         You may buy Institutional Shares if you are any of the following:

                 o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

                 o A defined contribution plan with assets of at least $75 million.

                 o An investment advisory affiliate of BT Alex. Brown Incorporated purchasing shares for the accounts of your investment advisory clients.

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $500,000.

         The following are exceptions to this minimum:

                 o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown Incorporated purchasing shares for the accounts of their investment advisory clients.

                 o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

                 o The minimum initial investment for all other qualified retirement plans is $1 million.

         There are no minimums for subsequent investments.

Purchases by Exchange

         You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


HOW TO REDEEM INSTITUTIONAL SHARES

         You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Institutional Shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

         If you redeem sufficient Institutional Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Institutional Shares after giving you 60 days' notice. The Fund reserves the right to redeem Institutional Shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS

         If your Institutional Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern
Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information on taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because the laws are subject to change, you should contact your tax advisor about your investment.


INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of March 31, 1999. ABKB/LaSalle is a registered investment advisor with approximately $____ billion under management as of March 31, 1999.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABKB/LaSalle. ABKB/LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for the negotiation of commission rates.

         As compensation for its services for the fiscal year ended December 31, 1998, ICC received from the Fund a fee equal to 0.35% (net of fee waivers) of the Fund's average daily net assets. ICC compensates ABKB/LaSalle out of its advisory fee. ICC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.00% of the average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

         The Advisor is a wholly owned subsidiary of Bankers Trust Corporation ("Bankers Trust"). Bankers Trust has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Directors and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Managers

         William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer, III, has shared primary responsibility for managing the Fund's assets since September, 1998.

         Mr. Morrill, who is Managing Director of ABKB/LaSalle, has 19 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

         Mr. Pauley, Senior Vice President of ABKB/LaSalle, has over 13 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

         Mr. Ulmer, a Principal of ABKB/LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining ABKB/LaSalle in April of 1997, Mr. Ulmer was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, Mr. Ulmer was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)

-------------------------------------------------------------------------------------------------------------------

                                                                                                For the Period
                                                                  For the Year Ended      March 31, 1997(1) through
                                                                  December 31, 1998           December 31, 1997
                                                                ----------------------    --------------------------
Per Share Operating Performance:
    Net asset value at beginning of period.....................        $15.91                       $14.19
                                                                       ------                       ------

Income from Investment Operations:
    Net investment income......................................          0.58                         0.47
    Net realized and unrealized gain/loss on  investments......         (3.78)                        2.14
                                                                        ------                        ----
    Total from Investment Operations...........................         (3.20)                        2.61
                                                                        ------                        ----

Less Distributions:
    Dividends from net investment income.......................         (0.50)                       (0.42)
    Distributions from net realized capital gains..............         (0.43)                       (0.47)
                                                                        ------                        ----
    Return of Capital..........................................         (0.04)                         ---
                                                                        ------                        ----
    Total distributions........................................         (0.97)                       (0.89)
                                                                        ------                        ----
    Net asset value at end of period...........................        $11.74                       $15.91
                                                                        ======                       =====

Total Return...................................................        (20.64)%                     $18.84%

Ratios to Average Daily Net Assets:
    Expenses(2)................................................          1.00%                        1.00%(4)
    Net investment income(3)...................................          4.72%                        4.30%(4)

Supplemental Data:
    Net assets at end of period (000)..........................          $582                       $  288
    Portfolio turnover rate....................................            24%                          35%(4)

-----------------
(1) Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.28% and 1.39% (annualized) for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 4.45% and 3.73% for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
(4) Annualized.

                FLAG INVESTORS REAL ESTATE SECURITIES FUND INC.
                             (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION


---------------------------------------------------------------------------------------------------------------------------------
Send completed Application by overnight carrier to:    For assistance in completing this application please call:  1-800-553-8080,
    Flag Investors Funds                               Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
    330 West Ninth Street, First Floor
    Kansas City, MO  64105
    Attn:  Flag Investors Real Estate Securities Fund, Inc.
If you are paying by check, make check payable to "Flag Investors Real Estate Securities Fund, Inc." and mail with this Application.
If you are paying by wire, see instructions below.

                                             [YOUR ACCOUNT REGISTRATION (PLEASE PRINT)]

Name on Account                                                       Mailing Address

--------------------------------------------------------------       ------------------------------------------------------------
Name of Corporation, Trust or Partnership                             Name of Individual to Receive Correspondence

--------------------------------------------------------------       ------------------------------------------------------------
Tax ID Number                                                         Street

|_| Corporation  |_| Partnership  |_|Trust                           ------------------------------------------------------------
|_| Non-Profit or Charitable Organization  |_|Other _________         City                               State    Zip
If a Trust, please provide the following:                             (      )
                                                                     ------------------------------------------------------------
                                                                      Daytime Phone

---------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                  For the Benefit of

---------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                                                         [INITIAL INVESTMENT]

Indicate the amount to be invested and the method of payment:
__A.   By Mail:  Enclosed is a check in the amount of $                  payable to Flag Investors Real Estate Securities Fund Inc.
                                                       ------------------
__B.   By Wire:  A bank wire in the amount of  $                 has been sent from
                                                -----------------                   -----------------------  ----------------------
       Wire Instructions                                                                 Name of Bank        Wire Control Number
       Follow the instructions below to arrange for a wire transfer for initial investment:
       o Send completed Application by overnight carrier to Flag
         Investors Funds at the address listed above.
       o Call 1-800-553-8080 to obtain new investor's Fund account number.
       o Wire payment of the purchase price to Investors Fiduciary Trust Company
         ("IFTC"), as follows:
         IFTC
         a/c Flag Investors Funds
         Acct. #7518625
         ABA #1010-0362-1
         Kansas City, Missouri  64105
       Please include the following information in the wire:
       o  Flag Investors Real Estate Securities Fund, Inc. -- Institutional Shares
       o  The amount to be invested
       o  "For further credit to _________________________________ ."
                                  (Investor's Fund Account Number)

                                                         [DISTRIBUTION OPTIONS]

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional
Institutional Shares of the Fund.
                   Income Dividends                                                    Capital Gains
                  |_| Reinvested in additional shares                                  |_| Reinvested in additional shares
                  |_| Paid in cash                                                     |_| Paid in cash

                                                       [TELEPHONE TRANSACTIONS]

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges
(with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
            No, I do not want: |_|Telephone redemption privileges      |_|Telephone exchange privileges
                          Redemptions effected by telephone will be wired to the bank account designated below.

                                                       [BANK ACCOUNT DESIGNATION
                                                    (THIS SECTION MUST BE COMPLETED)]

Please attach a blank, voided check to provide account and bank routing information.

__________________________________________________________________________________________________________________________________
Name of Bank                                            Branch

__________________________________________________________________________________________________________________________________
Bank Address                                            City/State/Zip

__________________________________________________________________________________________________________________________________
Name(s) on Account

__________________________________________________________________________________________________________________________________
Account Number                                          A.B.A. Number

                                                                           A-1

                                         [ACKNOWLEDGEMENT CERTIFICATE AND SIGNATURE]
__________________________________________________________________________________________________________________________________
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
|_| U.S. Citizen/Taxpayer:
    |_|  I certify that (1) the number shown above on this form is the correct Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
         Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
         (c) the IRS has notified me that I am no longer subject to backup withholding.
    |_|  If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if
         I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W- 9. You may request such form by calling the Transfer
         Agent at 800-553-8080.)
    |_|  Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: _______________________________________________
         Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
__________________________________________________________________________________________________________________________________
I have received a copy of the Fund's prospectus.
__________________________________________________________________________________________________________________________________
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

__________________________________________________________________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.                                      Date

__________________________________________________________________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.                                      Date


                                             [PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS]

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ___* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

_________________________________________                        ________________________________________    ______________________
Name/Title                                                       Signature                                   Date

_________________________________________                        ________________________________________    ______________________
Name/Title                                                       Signature                                   Date

_________________________________________                        ________________________________________    ______________________
Name/Title                                                       Signature                                   Date

_________________________________________                        ________________________________________    ______________________
Name/Title                                                       Signature                                   Date

The signature appearing to the right of each Authorized Person's name is that person's signature. Investment Company Capital Corp.
("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of
ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of
  Authorized Persons indicated in this space.

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
                                                       [CERTIFICATE OF AUTHORITY]
Investors must complete one of the following two Certificates of Authority.
Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)
I _______________________________________________________________________ , Secretary of the above-named investor, do hereby certify that at a meeting on_________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur, and (4) authorized the Secretary to certify that such resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form. Witness my hand and seal on behalf of the investor. this ___day of _____________, 199_
Secretary__________________________________________________ The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.
__________________________________________________________________________________________________________________________________
Signature and title Date Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are the general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust agreement: (1) empowered the general partner/trustee executing this
Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

__________________________________________________________________________________________________________________________________
Signature and title                                                                                          Date

__________________________________________________________________________________________________________________________________
Signature and title                                                                                          Date

                                                                           A-2

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



           Sub-Advisor                               Distributor
     ABKB/LASALLE SECURITIES                    ICC DISTRIBUTORS, INC.
        LIMITED PARTNERSHIP                      Two Portland Square
      100 East Pratt Street                     Portland, Maine 04101
    Baltimore, Maryland 21202



          Transfer Agent                       Independent Accountants
 INVESTMENT COMPANY CAPITAL CORP.             PRICEWATERHOUSECOOPERS LLP
         One South Street                       250 West Pratt Street
    Baltimore, Maryland 21202                 Baltimore, Maryland 21201
          1-800-553-8080



            Custodian                                Fund Counsel
      BANKERS TRUST COMPANY                  MORGAN, LEWIS & BOCKIUS LLP
        130 Liberty Street                        1701 Market Street
     New York, New York 10006              Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

     o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.



                                       Investment Company Act File No. 811-8500
--------------------------------------------------------------------------------

                                                                         REIPRS

                       STATEMENT OF ADDITIONAL INFORMATION





                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202






           THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767- FLAG.









             Statement of Additional Information Dated: May 1, 1999
                         relating to Prospectuses Dated:
                                   May 1, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

 1.      General Information and History.....................................................................     1

 2.      Investment Objective and Policies......................................................................  1

 3.      Valuation of Shares and Redemption.....................................................................  7

 4.      Federal Tax Treatment of Dividends and
           Distributions........................................................................................  8

 5.      Management of the Fund................................................................................. 11

 6.      Investment Advisory and Other Services................................................................. 15

 7.      Distribution of Fund Shares............................................................................ 17

 8.      Brokerage.............................................................................................. 20

 9.      Capital Stock.......................................................................................... 22

10.      Semi-Annual Reports.................................................................................... 22

11.      Custodian, Transfer Agent, and Accounting Services .................................................... 22

12.      Independent Accountants ............................................................................... 23

13.      Legal Matters...........................................................................................23

14.      Performance Information................................................................................ 23

15.      Control Persons and Principal Holders of
           Securities........................................................................................... 25

16.      Financial Statements................................................................................... 26

         Appendix.............................................................................................. A-1


1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Real Estate Securities Fund, Inc. (the "Fund") is an open-end management investment company. The Fund currently offers three classes of shares: Flag Investors Real Estate Securities Fund Class A Shares ("Class A Shares"), Flag Investors Real Estate Securities Fund Class B Shares ("Class B Shares") and Flag Investors Real Estate Securities Fund Institutional Shares ("Institutional Shares")(collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Real Estate Securities Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's current Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended (the "Securities Act"). The Fund began operations on January 3, 1995. The Fund began offering Institutional Shares on March 31, 1997.

        Under a license agreement dated August 23, 1994 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVE AND POLICIES

        The Fund's investment objective is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry. Equity securities include common stock, rights or warrants to purchase common stock, preferred stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

        Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ("REITs"), master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

        Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.


Real Estate Investment Trusts

        Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

        REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Master Limited Partnerships

        The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses which are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

Debt Securities

        Up to 35% of the Fund's total assets may be invested in debt securities (which do not include for purposes of this investment policy convertible debt securities that the Advisors believe have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, of comparable quality as determined by the Advisors. While classified as "investment grade," securities rated Baa by Moody's or BBB by S&P have speculative characteristics. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisors will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Advisors' investment criteria.

        The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. These securities pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.

        The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher rated fixed-income securities. The market value of lower rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

Risks of Investment in Real Estate Securities

        Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

        The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.

        In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risks of Investments in Foreign Securities

        Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see "Repurchase Agreements" and "When-Issued Securities."

Money Market Securities

        From time to time the Fund may purchase high-quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.

        The commercial paper that may be purchased includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisors, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisors will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Futures Contracts and Options on Futures Contracts

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities that initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position. The Fund will establish a segregated account to cover its positions in options and futures transactions. These segregated accounts will be maintained with the Fund's custodian and will be comprised of liquid assets. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value, while income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the Fund during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        The Fund will establish segregated accounts with its custodian and will maintain liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Temporary Investments. For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Advisors at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase. The Fund may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.


Investment Restrictions

        The Fund's investment program is subject to a number of restrictions that reflect self-imposed standards as well as federal regulatory limitations. The restrictions recited below are in addition to those described in the Fund's prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

        1. With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

        2. Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); or

        3. Borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

        4. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

        5. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

        6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

        7. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

        8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

        9. Effect short sales of securities.

        10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

        11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

        2. Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The Fund's net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem shares by check or wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming Shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

        The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Qualification as a Regulated Investment Company

        The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, investments in REITs are stock or securities.

        In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net short-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

        Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

        Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

        In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because REIT distributions do not qualify for the dividends-received deduction, it is not expected that the Fund distributions will qualify for the corporate dividends-received deduction.

        Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

        Investors should consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of it may have been realized by the Fund prior to the investor's purchase.

        The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

        The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

        The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a regulated investment company as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unit holder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as "interest" or "dividends" and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded regulated investment companies. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.

State and Local Tax Considerations

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


5.      MANAGEMENT OF THE FUND

Directors and Officers

        The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman (7/17/45)
        Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/26)
        Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs, Inc. (property management); Formerly, Vice Chairman and Managing Director, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director (3/11/38)
        60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present and Director, Net.World (telecommunications), 1998-present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense)(1989-
        1993) and Director, The Arch Fund (registered investment company).

JOSEPH R. HARDIMAN, Director (5/27/37)
        8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies); Formerly, Director, AMBAC Treasurers Trust (registered investment company) and D.P. Mann Holdings (insurance).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ., Director (4/20/36)
        Fulbright and Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P.
        (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

WILLIAM K. MORRILL, JR., President (6/2/37)
        Managing Director, ABKB/LaSalle Securities Limited Partnership, 100 East
        Pratt  Street,   Baltimore,   Maryland  21202.  Portfolio  Manager  with
        ABKB/LaSalle or its predecessors since 1985.

KEITH R. PAULEY, Executive Vice President (9/27/61)
        Managing Director, ABKB/LaSalle Securities Limited Partnership, 100 East
        Pratt  Street,   Baltimore,   Maryland  21202.  Portfolio  Manager  with
        ABKB/LaSalle or its predecessors since 1986.

JAMES A. ULMER III, Executive Vice President (8/30/39)
        Principal, ABKB/LaSalle Securities Limited Partnership, 100 East Pratt Street, Baltimore, Maryland 21202, 1997-Present; Member, National Association of Real Estate Investment Trusts and past Chair of the Real Estate Analysts Group of the New York Society of Securities Analysts. Formerly, Portfolio analyst and strategist, AIRES Real Estate Services, 1993-1997.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
        LLP), 1988 -1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
        Assistant Vice President, BT Alex. Brown Incorporated, 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), 1994- 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), 1991-1994.

--------------
         * Messrs. Hale and Semans are Directors who are "interested persons," as defined in the Investment Company Act.

           Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of three funds and as a Director of seven funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of five funds in the Fund Complex. Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of 11 funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.

           Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

           Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $2,230.

           The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1998.


                                                COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                    Aggregate Compensation                                 Total Compensation From the
                                    From the Fund Payable to         Pension or            Fund and Fund Complex
                                    Directors for the                Retirement Benefits   Payable to Directors for the
Name of Person,                     Fiscal Year Ended                Accrued as Part       Fiscal Year Ended
Position                            December 31, 1998                of Fund Expenses      December 31, 1998
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Chairman(1)        $0                               $0                    $0

Truman T. Semans, Director(1)       $0                               $0                    $0

James J. Cunnane, Director          $240(2)                          (3)                   $39,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

Joseph R. Hardiman, Director(5)     $113(2)                          (3)                   $19,500 for service on 11(6)
                                                                                           Boards in the Fund Complex

John F. Kroeger, Director(7)        $302                             (3)                   $49,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

Louis E. Levy, Director             $268(2)                          (3)                   $44,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

Eugene J. McDonald, Director        $240(2)                          (3)                   $39,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

Rebecca W. Rimel, Director          $244(2)                          (3)                   $39,000 for service on 12(4,6)
                                                                                           Boards in the Fund Complex

Carl W. Vogt, Esq., Director        $246(2)                          (3)                   $39,000 for service on 13(4,6)
                                                                                           Boards in the Fund Complex

----------------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) None of the amounts payable to Messrs. Cunnane, Levy, McDonald, Vogt, and to Ms. Rimel was deferred pursuant to the deferred compensation plan.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1998 was approximately $407.
(4)   One of these funds ceased operations on July 29, 1998.
(5)   Elected to the Fund's board on September 27, 1998.
(6) Mr. Hardiman and Ms. Rimel receive and Mr. Vogt received proportionately higher compensation from each fund for which they serve as a director.
(7)   Retired effective September 27, 1998.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has one Participant, a Director who retired on December 31, 1996 who qualified for the Retirement Plan by serving fourteen years as a Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.



Years of Service           Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------           -----------------------------------------------------------------

                                    Chairmen of Audit and                 Other Participants
                                    ---------------------                 ------------------
                                    Executive Committees
                                    --------------------
 6 years                                    $ 4,900                             $ 3,900
 7 years                                    $ 9,800                             $ 7,800
 8 years                                    $14,700                             $11,700
 9 years                                    $19,600                             $15,600
10 years or more                            $24,500                             $19,500

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors Funds, BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisor preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director, or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On June 17, 1997 the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC, and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), both of which are described in greater detail below. The Investment Advisory and Sub-Advisory Agreements were approved by a vote of shareholders of the Fund on August 14, 1997. ICC is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ABKB/LaSalle, a Maryland limited partnership, is a registered investment advisor that was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. [ (See Investment Advisor and Sub-Advisor in the Prospectus).]

         Under the Investment Advisory Agreement, ICC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICC has delegated this latter responsibility to ABKB/LaSalle. Any investment program undertaken by ICC or ABKB/LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABKB/LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICC or ABKB/LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABKB/LaSalle to the Fund are not exclusive and ICC and ABKB/LaSalle are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion exceeding $300 million. ICC has contractually agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent so that the Fund's annual expenses do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended. As compensation for its services, ABKB/LaSalle is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion over $300 million.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Investment Advisory Agreement and the Sub-Advisory Agreement were most recently approved by the Board of Directors in the foregoing manner on September 29, 1998. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC for the last three fiscal years were as follows:

--------------------------------------------------------------------------------
              Advisory Fees For the Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                                1998             1997                 1996
--------------------------------------------------------------------------------
Contractual Fee               $315,817          $255,425            $167,868
--------------------------------------------------------------------------------
Less amount waived           ($144,382)        ($128,442)          ($167,868)
--------------------------------------------------------------------------------
Fee after waivers             $171,435*         $126,983*              $0*
--------------------------------------------------------------------------------

---------------
        * Absent fee waivers for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Fund's Total Operating Expenses would have been 1.55%, 1.58% and 2.28%, respectively, of the Flag Investors Class A Shares' average daily net assets, 2.30%, 2.33% and 3.03%, respectively, of the Flag Investors Class B Shares' average daily net assets, and 1.28% and 1.39%, respectively, of the Institutional Shares' average daily net assets.

       Sub-Advisory fees paid by ICC to ABKB/LaSalle for the last three fiscal years were as follows:

                         Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

                               1998               1997                1996
--------------------------------------------------------------------------------
ABKB/LaSalle                 $105,311(1)        $80,292(1)          $3,163(1)
--------------------------------------------------------------------------------

----------------
(1)    Net of fee waivers.

       ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's Custodian. (See "Custodian, Transfer Agent and Accounting Services.")


7.     DISTRIBUTION OF FUND SHARES

       ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

       The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on September 29, 1998.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.

         As compensation for providing distribution services for the Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to 0.25% of the Class A Shares' average daily net assets. ICC Distributors expects to allocate a substantial portion of its annual fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services for the Class B Shares as described above, ICC Distributors receives an annual fee equal to 0.75% of the Class B Shares' average daily net assets. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. [(See the Prospectus)] ICC Distributors receives no compensation for distributing the Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

--------------------------------------------------------------------------------
                                            Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                    Fee                   1998         1997            1996
--------------------------------------------------------------------------------
12b-1 Fee                             $166,311(1)   $134,163(2)     $59,251(3,4)
--------------------------------------------------------------------------------
Class B Shareholder Servicing Fee      $23,251(1)   $ 17,894(3)     $ 9,232(4,5)
--------------------------------------------------------------------------------
-------------
(1)   Fees received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $79,839 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $54,324.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $10,580 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $7,314.
(4)   Fees received by Alex. Brown, the Fund's distributor.
(5) For the period from January 3, 1995 (commencement of offering of Class B Shares) through December 31, 1996.

         In return for the distribution fees, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to materially increase the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the class. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors will be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.

         The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales loads on the Flag Investors Class B Shares and retained from such commissions and sales charges the following amounts:

---------------------------------------------------------------------------------------------------------------------
                                            Fiscal Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------
       Class                      1998                            1997                               1996
                -----------------------------------------------------------------------------------------------------
                Received       Retained        Received          Retained         Received         Retained
---------------------------------------------------------------------------------------------------------------------
Class A        $147,191(1)       $ 0          $264,345(2)       $124,308(4)       $224,818(6)      $152,214(6)
Commissions
---------------------------------------------------------------------------------------------------------------------
Class B        $ 38,866(1)       $ 0          $168,550(3)       $ 61,341(5)       $137,648(6,7)    $124,915(6,7)
Contingent
Deferred
Sales Charge
---------------------------------------------------------------------------------------------------------------------

-------------
(1)    By ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $197,926 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,419.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $97,703 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $70,847.
(4)    By Alex. Brown.
(5)    By Alex. Brown.
(6)    By Alex. Brown, the Fund's distributor.
(7) For the period from January 3, 1995 (commencement of offering of Class B Shares) through December 31, 1996.

General Information

         The Fund pays all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABKB/LaSalle.


8.       BROKERAGE

         The Advisors are responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC and ABKB/LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which such an affiliate acts as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to them in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid to the affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews.

         The Advisors directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

                             ----------------------------------------
                                 Fiscal Year Ended December 31,
                             ----------------------------------------
                             1998           1997              1996
                             ----------------------------------------
Transactions Directed          $21,012,909         $41,151,108      $16,906,535
---------------------------------------------------------------------
Commissions Paid               $    40,363             $73,026          $34,640
---------------------------------------------------------------------

         For the fiscal year ended December 31, 1998 the Fund paid $290,267 in brokerage commissions to BT Alex. Brown and its affiliates. For the period from September 1, 1997 through December 31, 1997, the Fund paid commissions to BT Alex. Brown and its affiliates in the aggregate amount of $3,630 which represented 10.76% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.62% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. For the period from January 1, 1997 through August 31, 1997 and for the fiscal year ended December 31, 1996, the Fund paid Alex. Brown brokerage commissions in the aggregate amounts of $1,665 and $480, which represented 4.18% and 1.39% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.68% and 1.35% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1998, the Fund held a 4.50% repurchase agreement issued by Goldman Sachs & Co. valued at $972,509. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC and ABKB/LaSalle each manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

9.       CAPITAL STOCK

         The Fund is authorized to issue 30 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: "Flag Investors Real Estate Securities Fund Class A Shares," "Flag Investors Real Estate Securities Fund Class B Shares", "Flag Investors Real Estate Securities Fund Class C Shares" and "Flag Investors Real Estate Securities Fund Institutional Shares." The Flag Investors Real Estate Securities Fund Class C Shares have not been offered prior to the date of this Statement of Additional Information. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1998, Bankers Trust was paid $15,719 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services under a Master Services Agreement between the Fund and ICC. As compensation for providing transfer and dividend disbursing services, ICC receives from the Fund up to $15.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1998, ICC received transfer agency fees of $49,118.

         As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

        Average Net Assets                    Incremental Annual Accounting Fee

$          0          -       $     10,000,000            $13,000(fixed fee)
$ 10,000,000          -       $     20,000,000              0.100%
$ 20,000,000          -       $     30,000,000              0.080%
$ 30,000,000          -       $     40,000,000              0.060%
$ 40,000,000          -       $     50,000,000              0.050%
$ 50,000,000          -       $     60,000,000              0.040%
$ 60,000,000          -       $     70,000,000              0.030%
$ 70,000,000          -       $    100,000,000              0.020%
$100,000,000          -       $    500,000,000              0.015%
$500,000,000          -       $  1,000,000,000              0.005%
over $1,000,000,000                                         0.001%

         In addition, the Fund reimburses ICC for certain out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement.

         As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1998, ICC received fees of $41,142.


12.      INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

13.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

14.      PERFORMANCE INFORMATION

         The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

    P(1 + T)n   =   ERV

Where:   P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years (1, 5 or 10)

         ERV    =   ending redeemable value at the end of the 1-,
                    5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1998 were as follows:


                          One-Year Period Ended          Inception Through
                             December 31, 1998           December 31, 1998
--------------------------------------------------------------------------------
                           Ending     Total Return      Ending       Average
Class                    Redeemable                   Redeemable  Annual Total
                           Value                        Value        Return
--------------------------------------------------------------------------------
Class A                     $753         -24.7%         $1,441        9.59%
January 3, 1995 +
--------------------------------------------------------------------------------
Class B                     $743         -25.7%         $1,436        9.49%
January 3, 1995 +
--------------------------------------------------------------------------------
Institutional               $790        -20.98%          $939        -3.52%
March 31, 1997
--------------------------------------------------------------------------------

         +    Inception Date.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Calculated in the manner described above, the Fund's yield for the 30-day period ended December 31, 1998 was 3.54% for the Class A Shares, 2.97% for the Class B Shares, and 3.96% for the Institutional Shares.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate was 24% for the fiscal year ended December 31, 1998 and 35% for the fiscal year ended December 31, 1997.


15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following shareholders owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of February 1, 1999:


---------------------------------------------------------------------------------------------------------------------
                                                      Owned of      Beneficially
                 Name and Address                      Record           Owned                Percentage Owned
                 ----------------                      ------           -----                ----------------
---------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp & Affil 401K Savings                                   X              12.89% of Class A Shares
Plan
The Partnershare Plan of Bankers Trust
NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311-3999
---------------------------------------------------------------------------------------------------------------------
BT Alex. Brown Incorporated                                               X           12.94% of Institutional Shares
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------------------
BT Alex. Brown Incorporated                                               X           87.03% of Institutional Shares
FBO 259-88338-18
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------------------

----------
* As of such date, BT Alex. Brown owned beneficially less than 1% of such shares.

         Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares, as of February 1, 1999.


16.      FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
----------------------------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                        DECEMBER 31, 1998

                                                                            PERCENT       UNREALIZED
                                              MARKET           MARKET        OF NET          GAIN/
 SHARES           SECURITY                    PRICE            VALUE         ASSETS         (LOSS)
----------------------------------------------------------------------------------------------------
COMMON STOCK - 97.4%
REAL ESTATE OPERATING CO. -
  HEALTHCARE: 0.4%
   12,050 Crestline Capital Corp.             $14.62         $ 176,231        0.4%        $  (7,908)
                                                            -----------      ----        -----------

REAL ESTATE OPERATING CO. - HOTELS AND
  HOSPITALITY: 8.4%
  130,983 Host Marriott Corp.*                 13.81         1,809,210        4.4          (313,263)
  108,800 Sunterra Corporation*                15.00         1,632,000        3.9          (144,205)
   20,500 Meristar Hotels & Resorts, Inc.*      2.62            53,812        0.1           (69,018)
                                                            -----------      ----        -----------
                                                             3,495,022        8.4          (526,486)

REAL ESTATE OPERATING CO. - OTHER: 6.0%
   38,500 Capital Trust - Class A               6.00           231,000        0.6          (192,164)
   25,200 Corrections Corp. of America*        17.63           444,150        1.1          (125,526)
   32,016 Reckson Service Industries, Inc.      4.13           132,066        0.3           (88,810)
   48,600 Vornado Realty Trust                 33.75         1,640,250        4.0           381,791
                                                            -----------      ----        -----------
                                                             2,447,466        6.0           (24,709)
REIT APARTMENTS: 18.2%
   43,000 Apartment Investment &
            Management Co.                     37.19         1,599,062        3.9           196,922
   77,085 AvalonBay Communities, Inc.          34.25         2,640,161        6.4           233,042
   16,104 Camden Property Trust                26.00           418,704        1.0           (55,323)
   30,750 Equity Residential Properties Trust  40.44         1,243,453        3.0            43,735
    9,600 Irvine Apartment Communities         31.88           306,000        0.7            50,698
   34,652 Post Properties, Inc.                38.44         1,331,955        3.2            82,882
                                                            -----------      ----        -----------
                                                             7,539,335       18.2           551,956
REIT DIVERSIFIED/OTHER: 11.8%
   50,000 Beacon Capital Partners+             15.88           793,750        1.9          (206,250)
   97,400 Catellus Development Corp.*          14.31         1,394,038        3.4          (414,608)
   35,400 Crescent Real Estate Equities Co.    23.00           814,200        2.0          (464,163)
  118,744 Northstar Capital Partners*+         15.88         1,885,061        4.5          (500,819)
    2,430 Vornado Operating Inc.                8.06            19,592        0.0             4,538
                                                            -----------      ----        -----------
                                                             4,906,641       11.8        (1,581,302)
REIT HOTELS: 7.2%
   36,348 Meristar Hospitality Corp            18.56           674,710        1.6          (374,467)
  104,401 Patriot American Hospitality, Inc.    6.00           626,406        1.5        (1,492,618)
   75,600 Starwood Lodging Trust               22.69         1,715,175        4.1        (1,454,257)
                                                            -----------      ----        -----------
                                                             3,016,291        7.2        (3,321,342)
                                       -27-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS(CONCLUDED)                             DECEMBER 31, 1998

                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------

REIT INDUSTRIAL: 2.5%
   36,700 Weeks Corp.                         $28.19   $1,034,481   2.5%  $  (21,709)
                                                       ----------- ----   -----------

REIT MANUFACTURED HOUSING: 1.4%
   16,800 Commercial Assets Inc.                6.06      101,850   0.2      (14,490)
   14,200 Sun Communities, Inc.                38.41      494,338   1.2       30,007
                                                       ----------- ----   -----------
                                                          596,188   1.4       15,517

REIT OFFICE/INDUSTRIAL: 26.9%
   44,900 Boston Properties, Inc.              30.50    1,369,450   3.3     (121,407)
   63,200 Duke Realty Investments Inc.         23.25    1,469,400   3.6      229,206
   96,679 Equity Office Properties Trust       24.00    2,320,317   5.6     (200,563)
   57,300 Mack-Cali Realty Corp.               30.88    1,769,138   4.3     (287,766)
   11,000 PS Business Parks Inc.               23.88      262,625   0.6       (5,500)
   66,700 Reckson Associates                   22.19    1,479,906   3.6       55,808
   18,000 Sl Green Realty Corp.                21.63      389,250   0.9      (13,493)
   60,000 Spieker Properties, Inc.             34.63    2,077,500   5.0      215,410
                                                       ----------- ----   -----------
                                                       11,137,586  26.9     (128,305)
REIT RETAIL FACTORY OUTLETS: 2.3%
   27,200 Chelsea GCA Realty, Inc.             35.63      969,000   2.3      111,524
                                                       ----------- ----   -----------
REIT RETAIL FREESTANDING: 1.1%
   32,900 Commercial Net Lease Realty          13.25      435,925   1.1      (63,098)
                                                       ----------- ----   -----------
REIT RETAIL/NEIGHBORHOOD AND
 COMMUNITY CENTERS: 2.2%
   51,800 Developers Diversified Realty        17.75      919,450   2.2       78,731
                                                       ----------- ----   -----------
REIT RETAIL REGIONAL MALLS: 2.3%
   15,400 Macerich Company                     25.63      394,625   1.0      (26,969)
   20,000 Rouse Company                        27.50      550,000   1.3      (16,476)
                                                       ----------- ----   -----------
                                                          944,625   2.3      (43,445)
REIT SELF STORAGE: 6.7%
   52,500 Public Storage, Inc.                 27.06    1,420,781   3.4       64,849
   41,600 Storage USA, Inc.                    32.31    1,344,200   3.3      (83,347)
                                                       ----------- ----   -----------
                                                        2,764,981   6.7      (18,498)
                                      -28-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------

TOTAL COMMON STOCK
      (Cost $45,362,296)                              $40,383,222  97.4% $(4,979,074)
                                                       ----------- ----   -----------

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 2.3%
--------------------------------------------------------------------------------
$ 953     Goldman Sachs & Co.,
            4.50% dated 12/31/98,
            to be repurchased on 1/4/99,
            collateralized by U.S. Treasury Bond
            with a market value of $972,509
            (Cost $953,000)                               953,000   2.3
                                                       ----------- -----
TOTAL INVESTMENTS--99.7%
  (Cost $46,315,296)**                                 41,336,222  99.7
OTHER ASSETS IN EXCESS OF LIABILITIES--0.3%               125,712   0.3
                                                       ----------- -----
TOTAL NET ASSETS--100.0%                              $41,461,934 100.0%
                                                      =========== =====
NET ASSET VALUE AND REDEMPTION PRICE PER:
  CLASS A SHARE
    ($33,239,325 / 2,856,524 shares outstanding)           $11.64
                                                           ======
  CLASS B SHARE
    ($7,640,726 / 658,457 shares outstanding)              $11.60***
                                                           ======
 INSTITUTIONAL SHARE
    ($581,883 / 49,564 shares outstanding)                 $11.74
                                                           ======
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE
    ($11.64 / 0.955)                                       $12.19
                                                           ======
  CLASS B SHARE                                            $11.60
                                                           ======
  INSTITUTIONAL SHARE                                      $11.74
                                                           ======

------------------
   *Non-income producing security.
 ** Aggregate cost for federal tax purposes was $45,647,506.
 ***Redemption value is $11.14 following a maximum 4% contingent deferred sales charge.
   +Securities are fair valued by management see Note 1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                       For the
                                                                     Year Ended
                                                                    December 31,
--------------------------------------------------------------------------------
                                                                        1998

Investment Income:
   Dividends ...................................................   $  2,647,020
   Interest ....................................................         36,463
                                                                   ------------
        Total income ...........................................      2,683,483
                                                                   ------------

Expenses:
   Investment advisory fee .....................................        315,817
   Distribution fee ............................................        189,562
   Professional fees ...........................................        102,740
   Transfer agent fee ..........................................         49,118
   Registration fees ...........................................         45,755
   Accounting fee ..............................................         41,142
   Organization ................................................         28,328
   Shareholder Reporting fees ..................................         26,542
   Custodian fees ..............................................         15,719
   Miscellaneous ...............................................          3,204
   Directors' fee ..............................................          2,230
                                                                   ------------
        Total expenses .........................................        820,157
   Less:Fees waived ............................................       (144,382)
                                                                   ------------
        Net expenses ...........................................        675,775
                                                                   ------------
   Net investment income .......................................      2,007,708
                                                                   ------------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions ................        981,839
   Change in unrealized appreciation/depreciation of investments    (14,660,156)
                                                                   ------------
   Net loss on investments .....................................    (13,678,317)
                                                                   ------------

Net decrease in net assets resulting from operations ...........   $(11,670,609)
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years Ended December 31,
-------------------------------------------------------------------------------------
                                                            1998           1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income .............................   $  2,007,708    $  1,467,633
   Net realized gain from security transactions ......        981,839       1,997,900
   Change in unrealized appreciation/
     depreciation of investments .....................    (14,660,156)      4,596,911
                                                         ------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations .................................    (11,670,609)      8,062,444
                                                         ------------    ------------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares ..................................     (1,296,479)     (1,271,684)
     Class B Shares ..................................       (249,595)       (238,106)
     Institutional Shares ............................        (24,043)         (1,925)
                                                         ------------    ------------
   Net realized capital gains:
     Class A Shares ..................................     (1,218,097)     (1,205,375)
     Class B Shares ..................................       (295,348)       (274,879)
     Institutional Shares ............................        (23,198)         (8,516)
                                                         ------------    ------------
   Return of capital:
     Class A Shares ..................................       (103,847)           --
     Class B Shares ..................................        (21,830)           --
     Institutional Shares ............................         (1,944)           --
                                                         ------------    ------------
   Total distributions ...............................     (3,234,381)     (3,000,485)
                                                         ------------    ------------

Capital Share Transactions:
   Proceeds from sale of shares ......................     15,886,815      22,600,633
   Value of shares issued in reinvestment of dividends      2,740,207       2,621,448
   Cost of shares repurchased ........................    (14,115,495)     (3,539,713)
                                                         ------------    ------------
   Increase in net assets derived from
     capital share transactions ......................      4,511,527      21,682,368
                                                         ------------    ------------
   Total increase/(decrease) in net assets ...........    (10,393,463)     26,744,327

Net Assets:
   Beginning of period ...............................     51,855,397      25,111,070
                                                         ------------    ------------
   End of period .....................................   $ 41,461,934    $ 51,855,397
                                                         ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         For the Period
                                                                                                        January 3, 1995(1)
                                                                             For the Years                   through
                                                                           Ended December 31,              December 31,
--------------------------------------------------------------------------------------------------------------------------

                                                                   1998            1997          1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period ...............      $    15.78     $    13.89     $    11.20     $   10.00
                                                               ----------     ----------     ----------     ---------
Income from Investment Operations:
   Net investment income ................................            0.58           0.52           0.61          0.56
   Net realized and unrealized gain/(loss) on investments           (3.79)          2.44           2.90          1.21
                                                               ----------     ----------     ----------     ---------
   Total from Investment Operations .....................           (3.21)          2.96           3.51          1.77
                                                               ----------     ----------     ----------     ---------
Less Distributions:
   Distributions from net investment income .............           (0.46)         (0.60)         (0.58)        (0.49)(2)
   Distributions from net realized capital gains ........           (0.43)         (0.47)         (0.22)        (0.05)
   Return of capital ....................................           (0.04)            --          (0.02)        (0.03)(2)
                                                               ----------     ----------     ----------     ---------

   Total distributions ..................................           (0.93)         (1.07)         (0.82)        (0.57)
                                                               ----------     ----------     ----------     ---------

   Net asset value at end of period .....................      $    11.64     $    15.78     $    13.89     $   11.20
                                                               ==========     ==========     ==========     =========

Total Return(3) .........................................          (20.82)%        22.01%         32.70%        18.19%
Ratios to Average Daily Net Assets:
   Expenses(4) ..........................................            1.25%          1.25%          1.25%         1.25%(6,7)
   Net investment income(5) .............................            4.28%          3.87%          5.29%         6.09%(6,7)
Supplemental Data:
   Net assets at end of period (000) ....................      $   33,239     $   41,773     $   19,816     $   7,171
   Portfolio turnover rate ..............................              24%            35%            23%           28%

----------------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.55%, 1.58%, 2.28% and 3.25% (annualized)for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.98%, 3.54%, 4.26% and 3.89% (annualized) for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    -32- & -33-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        For the Period
                                                                          For the Years               January 3, 1995(1)
                                                                        Ended December 31,           through December 31,
--------------------------------------------------------------------------------------------------------------------------

                                                                  1998          1997          1996          1995

Per Share Operating Performance:
   Net asset value at beginning of period ...............      $   15.71     $   13.84     $   11.18     $   10.00
                                                               ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ................................           0.47          0.42          0.52          0.50
   Net realized and unrealized gain/(loss) on investments          (3.77)         2.42          2.89          1.20
                                                               ---------     ---------     ---------     ---------
   Total from Investment Operations .....................          (3.30)         2.84          3.41          1.70
                                                               ---------     ---------     ---------     ---------
Less Distributions:
   Dividends from net investment income .................          (0.34)        (0.50)        (0.51)        (0.42)(2)
   Distributions from net realized capital gains ........          (0.43)        (0.47)        (0.22)        (0.05)
   Return of capital ....................................          (0.04)           --         (0.02)        (0.05)(2)
                                                               ---------     ---------     ---------     ---------

   Total distributions ..................................          (0.81)        (0.97)        (0.75)        (0.52)
                                                               ---------     ---------     ---------     ---------

   Net asset value at end of period .....................      $   11.60     $   15.71     $   13.84     $   11.18
                                                               =========     =========     =========     =========

Total Return(3) .........................................         (21.39)%       21.11%        31.67%        17.40%
Ratios to Average Daily Net Assets:
   Expenses(4) ..........................................           2.00%         2.00%         2.00%         2.00%(6,7)
   Net investment income(5) .............................           3.48%         3.12%         4.46%         5.39%(6,7)
Supplemental Data:
   Net assets at end of period (000) ....................      $   7,641     $   9,799     $   5,295     $   3,016
   Portfolio turnover rate ..............................             24%           35%           23%           28%


----------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.30%, 2.33%, 3.03% and 4.05% (annualized) for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.18%, 2.79%, 3.43% and 3.09% (annualized) for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     -34- & -35-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            For the           For the Period
                                          Year Ended         March 31, 1997(1)
                                         December 31,      through December 31,
-------------------------------------------------------------------------------
                                             1998                  1997
Per Share Operating Performance:
   Net asset value at beginning
     of period .....................      $ 15.91                $ 14.19
                                          -------                -------
Income from Investment Operations:
   Net investment income ...........         0.58                   0.47
   Net realized and unrealized
     gain/(loss) on investments ....        (3.78)                  2.14
                                          -------                -------
   Total from Investment Operations         (3.20)                  2.61
                                          -------                -------
Less Distributions:
   Dividends from net investment
     income ........................        (0.50)                 (0.42)
   Distributions from net realized
     capital gains .................        (0.43)                 (0.47)
   Return of capital ...............        (0.04)                    --
                                          -------                -------
   Total distributions .............        (0.97)                 (0.89)
                                          -------                -------
Net asset value at end of period ...      $ 11.74                $ 15.91
                                          =======                =======

Total Return .......................       (20.64)%                18.84%
Ratios to Average Daily Net Assets:
   Expenses(2) .....................         1.00%                  1.00%(4)
   Net investment income(3) ........         4.73%                  4.30%(4)
Supplemental Data:
   Net assets at end of period (000)      $   582                $   288
   Portfolio turnover rate .........           24%                    35%(4)


------------------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.28% and 1.39% (annualized) for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 4.45% and 3.73% (annualized) for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
(4) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both began operation January 3, 1995, and Institutional Shares, which began operations March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements in accordance with generally accepted accounting principles, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1998, there were two Board valued securities collectively valued at $2,678,811, representing 6.46% of net assets of the Fund.

      B. REPURCHASE AGREEMENTS-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

         broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

         The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

      D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began operations.

         Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million. For the year ended December 31, 1998, ICC's advisory fee was $315,817 of which $15,525 was payable at the end of the period.

     ICC has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. ICC waived fees of $144,382 for the year ended December 31, 1998.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1998, ICC's fee was $41,142 of which $3,194 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998, ICC's fee was $49,118 of which $10,510 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.


     ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABKB/LaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.


     Bankers Trust Corporation has provided custody services to the Fund since September 22, 1997.For the year ended December 31, 1998, custody fees amounted to $15,719 of which $4,775 was payable at the end of the period.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- concluded

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates:0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B Shares average daily net assets. The fees for Class B Shares include a 0.25% shareholder servicing fee. Prior to September 1, 1997, Alex.Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was $407 and the accrued liability was $1,342.

     NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                         Class A Shares
                                              -------------------------------
                                                  For the          For the
                                                Year Ended       Year Ended
                                               Dec. 31, 1998    Dec. 31, 1997
                                              -------------    ---------------
Shares sold ................................        913,519       1,256,866
Shares issued to shareholders on
   reinvestment of dividends ...............        173,588         146,244
Shares redeemed ............................       (878,163)       (182,922)
                                               ------------    ------------
Net increase in shares outstanding .........        208,944       1,220,188
                                               ============    ============

Proceeds from sale of shares ...............   $ 12,447,914    $ 18,297,796
Value of reinvested dividends ..............      2,258,875       2,192,511
Cost of shares redeemed ....................    (11,380,062)     (2,675,100)
                                               ------------    ------------
Net increase from capital share transactions   $  3,326,727    $ 17,815,207
                                               ============    ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                           Class B Shares
                                                   -----------------------------
                                                        For the       For the
                                                      Year Ended    Year Ended
                                                    Dec. 31, 1998 Dec. 31, 1997
                                                    ------------- --------------
Shares sold ....................................        189,158         272,248
Shares issued to shareholders on
   reinvestment of dividends ...................         34,739          28,690
Shares redeemed ................................       (188,973)        (60,099)
                                                    -----------     -----------
Net increase in shares outstanding .............         34,924         240,839
                                                    ===========     ===========
Proceeds from sale of shares ...................    $ 2,735,502     $ 4,002,637
Value of reinvested dividends ..................        449,966         428,928
Cost of shares redeemed ........................     (2,520,889)       (864,613)
                                                    -----------     -----------
Net increase from capital share transactions ...    $   664,579     $ 3,566,952
                                                    ===========     ===========




                                                      Institutional Shares
                                                 -------------------------------
                                                      For the        For the
                                                     Year Ended     Period Ended
                                                    Dec. 31, 1998  Dec. 31, 1997
                                                    ------------- --------------
Shares sold .......................................        47,072         18,118
Shares issued to shareholders on
   reinvestment of dividends ......................         2,477              1
Shares redeemed ...................................       (18,105)          --
                                                        ---------      ---------
Net increase in shares outstanding ................        31,444         18,119
                                                        =========      =========

Proceeds from sale of shares ......................     $ 703,400      $ 300,200
Value of reinvested dividends .....................        31,366              9
Cost of shares redeemed ...........................      (214,544)          --
                                                        ---------      ---------
Net increase from capital share transactions ......     $ 520,222      $ 300,209
                                                        =========      =========

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $14,161,492 and sales of investment securities aggregated $11,716,062 for the year ended December 31, 1998.

     For Federal income tax purposes, the tax cost of investments held at December 31, 1998 was $45,647,506. At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,780,650, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,759,724.


NOTE 5--Net Assets

     On December 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares ......................................   $ 36,710,121
   Class B Shares ......................................      8,239,179
   Institutional Shares ................................        823,918
Accumulated net realized gain from security transactions        667,790
Unrealized depreciation of investments .................     (4,979,074)
                                                           ------------
                                                           $ 41,461,934
                                                           ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Real Estate Securities Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of Flag Investors Real Estate Securities Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 5, 1999

Appendix

         The following descriptions or ratings have been published by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

--------------------------------------------------------------------------------

Description of Commercial Paper Ratings

         S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect an "strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

         Moody's - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

--------------------------------------------------------------------------------

Description of Corporate Bond Ratings

         S&P - AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

         A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's- Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Considered as medium-grade obligations i.e., neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PART C.        OTHER INFORMATION

Item 23.       Exhibits

               (a)(1) Articles of Incorporation, dated April 29, 1994, incorporated by reference to Exhibit (1)(a) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (a)(2) Articles Supplementary to Articles of Incorporation, dated December 5, 1994, incorporated by reference to Exhibit (1)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (a)(3) Articles Supplementary to Articles of Incorporation, dated December 19, 1996, incorporated by reference to Exhibit (1)(c) to Post-Effective No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000798) on April 29, 1997.

               (a)(4) Articles Supplementary to Articles of Incorporation, dated October 23, 1998, filed herewith.

               (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit 2 to Post-Effective No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000798) on April 29, 1997.

               (c) Instruments Defining Rights of Security Holders for Flag Investors Shares, incorporated by reference to
                         Exhibit 1(Articles of Incorporation), as amended to date, to Post-Effective Amendment Nos. 4 and 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-96-000269 and 950116-97-000798, respectively) on April 26, 1996 and April 29, 1997, respectively, and Exhibit 2 (By-
                         Laws) as amended to date, to Post-Effective Amendment No. 6 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on April 29, 1997.

               (d)(1) Investment Advisory Agreement dated as of September 1, 1997 between the Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N- 1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (d)(2) Investment Sub-Advisory Agreement dated as of September 1, 1997 among the Registrant, Investment Company Capital Corp. and ABKB/LaSalle Securities Limited Partnership, incorporated by reference to Exhibit
                         (5)(b) to Post-Effective Amendment No. 7 to
                         Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (d)(3)    Expense Limitation Agreement, filed herewith.

               (e)(1) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (e)(2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (e)(3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agent, incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (f)       Not Applicable.

               (g)(1) Custodian Agreement dated June 5, 1998, between Registrant and Bankers Trust Company, filed herewith.

               (g)(2) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit (8)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (h)       Not Applicable.

               (i)       Opinion of Counsel, incorporated by reference to
                         Exhibit 10 to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (j)       Consent of Independent Accountants, filed herewith.

               (k)       Not Applicable.

               (l)       Subscription Agreement, incorporated by reference to
                         Exhibit 13 to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (m)(1) Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (m)(2) Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (m)(3) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit
                              (15)(c) to Post-Effective Amendment No. 7 to
                              Registrant's Registration Statement on Form N- 1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (m)(4) Amended Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit
                              (15)(d) to Post-Effective Amendment No. 7 to
                              Registrant's Registration Statement on Form N- 1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (n)       Financial Data Schedule, filed herewith as EX-27.

               (o)(1)    Rule 18f-3 Plan, incorporated by reference to Exhibit
                         (18)(a) to Post- Effective No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001366) on November 21, 1996.

               (o)(2)    Amended Rule 18f-3 Plan, filed herewith.

               (p)       Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

      Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or sovereign power under the law of which the company is organized.

      None.

Item 25. Indemnification.

      State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

      Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit a to this Registration Statement and incorporated herein by reference, provide as follows:

      Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

      Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

      Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section 4. References to the Maryland General Corporation Law in this
      Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

      Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit 2 to this Registration Statement and incorporated herein by reference, provide as follows:

      Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

      Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

      Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

      Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor and each director, officer or partner of the investment advisor, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

      (a) Advisor

      During the last two fiscal years, no director or officer of Investment Company Capital Corporation, the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

      (b) Sub-Advisor

      The list required by this Item 26 of officers and directors of ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by ABKB/LaSalle pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-34188).


Item 27. Principal Underwriters.

      State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

      a) ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc. (formerly, Flag Investors Telephone Income Fund, Inc.), Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Intermediate-Term Income Fund, Inc.) and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.

      Furnish information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21 of Part B (Underwriters):

      (b)


Name and Principal                   Position and Offices         Position and
Business Address                     with Principal               Officers with
------------------                   Underwriter                  Registrant
                                     --------------------         --------------

John Y. Keffer                       President                    None

Sara M. Morris                       Treasurer                    None

David I. Goldstein                   Secretary                    None

Benjamin L. Niles                    Vice President               None

Margaret J. Fenderson                Assistant Treasurer          None

Dana L. Lukens                       Assistant Secretary          None

Nanette K. Chern                     Chief Compliance             None
                                     Officer
-----------
*  Two Portland Square
   Portland, Maine  04101

      (c) Not Applicable.

Item 28. Location of Accounts and Records.

      State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to
31a-3] thereunder.

                      Investment Company Capital Corp., Registrant's investment
               advisor, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, and ABKB/LaSalle Securities Limited Partnership, 100 East Pratt Street, Baltimore, Maryland 21202, Registrant's sub-advisor, maintain physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York, 10006.

                      In particular, with respect to the records required by
               Rule 31a-1(b)(1), ICC and ABKB/LaSalle each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

      Provide a summary of the substantive provisions of any management related service contract not discussed in part A or Part B of this Form disclosing the parties to the contract and the total amount paid and by whom, for the Registrant's last three fiscal years.

      Not Applicable.

Item 30. Undertakings.

      Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

      (a) Not Applicable.

      (b) Not Applicable.

      (c) A copy of the Registrant's Annual Report to Shareholders will be furnished upon request, without charge by contacting the Registrant at (800) 767-3524.

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 26th day of February, 1999.

                                            FLAG INVESTORS REAL ESTATE
                                            SECURITIES FUND, INC.



                                            By: /s/ William K. Morrill, Jr.
                                                ------------------------------
                                                    William K. Morrill, Jr.
                                                    President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indiciated:

     *                        Chairman and Director           February 26, 1999
---------------------                                         -----------------
Richard T. Hale                                               Date


     *                        Director                        February 26, 1999
---------------------                                         -----------------
James J. Cunnane                                              Date


     *                        Director                        February 26, 1999
---------------------                                         -----------------
Joseph R. Hardiman                                            Date


     *                        Director                        February 26, 1999
---------------------                                         -----------------
Louis E. Levy                                                 Date



     *                        Director                        February 26, 1999
---------------------                                         -----------------
Eugene J. McDonald                                            Date


     *                        Director                        February 26, 1999
---------------------                                         -----------------
Rebecca W. Rimel                                              Date


     *                        Director                        February 26, 1999
---------------------                                         -----------------
Carl W. Vogt                                                  Date


/s/ William K. Morrill, Jr.   President                       February 26, 1999
---------------------------                                   -----------------
William K. Morrill, Jr.                                       Date


/s/ Joseph A. Finelli         Chief Financial                 February 26, 1999
---------------------         and Accounting                  -----------------
Joseph A. Finelli             Officer                         Date


*By: /s/ Amy M. Olmert
     --------------------
         Amy M. Olmert
         Attorney-In-Fact

                                  EXHIBIT INDEX

Edgar
Exhibit       Exhibit
Number        Number
-------       -------

               (a)(1) Articles of Incorporation, dated April 29, 1994, incorporated by reference to Exhibit (1)(a) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (a)(2) Articles Supplementary to Articles of Incorporation, dated December 5, 1994, incorporated by reference to Exhibit (1)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (a)(3) Articles Supplementary to Articles of Incorporation, dated December 19, 1996, incorporated by reference to Exhibit (1)(c) to Post-Effective No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000798) on April 29, 1997.

EX-99.B        (a)(4)    Articles Supplementary to Articles of Incorporation,
                         dated October 23, 1998, filed herewith.

               (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit 2 to Post-Effective No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000798) on April 29, 1997.

               (c) Instruments Defining Rights of Security Holders for Flag Investors Shares, incorporated by reference to
                         Exhibit 1(Articles of Incorporation), as amended to date, to Post-Effective Amendment Nos. 4 and 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-96-000269 and 950116-97-000798, respectively) on April 26, 1996 and April 29, 1997, respectively, and Exhibit 2 (By-
                         Laws) as amended to date, to Post-Effective Amendment No. 6 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on April 29, 1997.

               (d)(1) Investment Advisory Agreement dated as of September 1, 1997 between the Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (d)(2) Investment Sub-Advisory Agreement dated as of September 1, 1997 among the Registrant, Investment Company Capital Corp. and ABKB/LaSalle Securities Limited Partnership, incorporated by reference to Exhibit
                         (5)(b) to Post-Effective Amendment No. 7 to
                         Registrant's Registration Statement on Form N-1A (File No. 33- 78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

EX-99.B        (d)(3)    Expense Limitation Agreement, filed herewith.

               (e)(1) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (e)(2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (e)(3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agent, incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (f)       Not Applicable.

EX-99.B        (g)(1)    Custodian Agreement dated June 5, 1998, between
                         Registrant and Bankers Trust Company, filed herewith.

               (g)(2) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit (8)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96- 000269) on April 26, 1996.

               (h)       Not Applicable.

               (i)       Opinion of Counsel, incorporated by reference to
                         Exhibit 10 to Post-Effective No. 4 to Registrant's Registration Statement on Form N- 1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

EX-99.B        (j)       Consent of Independent Accountants, filed herewith.

               (k)       Not Applicable.

               (l)       Subscription Agreement, incorporated by reference to
                         Exhibit 13 to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (m)(1) Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (m)(2) Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

               (m)(3) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit
                              (15)(c) to Post-Effective Amendment No. 7 to
                              Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

               (m)(4) Amended Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit
                              (15)(d) to Post-Effective Amendment No. 7 to
                              Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

EX-27          (n)       Financial Data Schedule, filed herewith as EX-27.

               (o)(1)    Rule 18f-3 Plan, incorporated by reference to Exhibit
                         (18)(a) to Post-Effective No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001366) on November 21, 1996.

EX-99.B        (o)(2)    Amended Rule 18f-3 Plan, filed herewith.

EX-99.B        (p)       Powers of Attorney, filed herewith.